UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Emerging Markets Stock Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Developing markets worldwide fell steeply over the 12 months ended October 31, 2011, as signs of slowing global growth and Europe’s debt problems led investors to sell emerging market stocks and seek refuge in more conservative assets. Losses mounted in the second half of the fiscal year and wiped out gains from the first half as the European debt crisis, weakening U.S. economic data, and increased talk of a hard economic landing in China caused pessimism to deepen over the period. Every major developing region declined. Latin America fell the most, giving up 10.3%, while developing Asia declined the least, ending down 6.3%.

PERFORMANCE REVIEW

The Emerging Markets Stock Fund returned -9.05% for the fiscal year ended October 31, 2011, trailing the MSCI Emerging Markets Index, its primary benchmark, but outpacing the Lipper Emerging Markets Funds Average. Stock selection in India, Mexico, and Brazil hurt performance relative to the benchmark. From a sector viewpoint, utilities and telecommunication services were the top detractors from relative returns. In terms of absolute performance, financials was the biggest detractor from returns, followed by industrials and business services. Conversely, information technology and consumer staples, respectively, were the top contributors.

We adjusted our country allocations, but our overall positioning and investment strategy stayed largely unchanged. The portfolio is broadly diversified in its country and sector exposures, which we believe is a prudent strategy in a volatile environment. We remain overweight in Latin America and emerging Europe and underweight in Asia, the Middle East, and Africa. Our largest positions at the end of the period were China, Brazil, South Korea, and Russia. The portfolio continues to favor domestic consumption-driven areas like financials, consumer staples, and consumer discretionary, which should see solid long-term growth as the middle class grows in size and wealth across the developing world. We have taken advantage of recent market declines to increase positions in more cyclical sectors.

MARKET AND PORTFOLIO REVIEW

Most emerging stock markets held up reasonably well in the fiscal year’s first half as the global recovery appeared to be on track. Thanks to ultra-low interest rates resulting from the Federal Reserve’s second quantitative easing program that began in 2010, investors poured money into stocks and other riskier assets during the first few months of 2011. Positive economic data in the U.S. and other developed countries raised optimism about a global recovery, despite spreading political unrest in the Middle East, Europe’s deepening fiscal problems, and a massive earthquake and tsunami that struck Japan in March. India was an exception, and its stock market fell from a 2010 high reached last November as investors fretted about inflation and a series of high-profile corruption scandals.

Market sentiment turned sharply negative over the summer after a series of events sapped investors’ risk appetite. These developments included an acrimonious debate over raising the U.S. debt ceiling that took the country to the brink of default, an unprecedented downgrade of the U.S. long-term credit rating by Standard & Poor’s, and European policymakers’ inability to fix the Continent’s debt crisis. Meanwhile, a steady stream of weak economic data in various countries suggested that global growth was flagging. Global stock market performance turned extremely volatile in August, and emerging market stocks fared poorly as uncertainty deepened and investors fled riskier assets.

Rapid growth following the 2008 global financial crisis has stoked inflation in many emerging markets. Brazil, China, and India each waged aggressive monetary tightening campaigns and repeatedly raised interest rates over the period, with varying results. Brazil’s central bank cut its benchmark interest rate for the second time in two months on October 19, 2011, reversing a string of earlier rate hikes, as it bet that the global slowdown will offset the stimulus from lower borrowing costs. China’s government began taking more severe steps to tighten credit starting this year, including restricting bank lending and cracking down on real estate speculation and unscrupulous lending practices. The measures helped lower China’s inflation rate to 5.5% in October from a three-year high of 6.5% in July, but volatile food prices and rising wages will keep inflationary pressures elevated for some time. Inflation appears to be more entrenched in India, where it has hovered above 9% since December, even though India’s central bank most recently raised its benchmark rate on October 25, 2011—its 13th rate hike since March 2010. Overall, inflation remains a near-term concern in many emerging markets, but it appears to be subsiding, and central banks have turned their attention to safeguarding their economies from the slowdown in developed markets.

Emerging Asia
We are underweight in Asia, yet we continue to be overweight in China and India, where we see the most compelling growth prospects in the region. In recent months, we added to our China holdings and reduced our exposure to India, where we expect the inflationary environment will restrain economic and earnings growth for some time. Our holdings in Indian infrastructure companies ranked among the portfolio’s largest detractors. These included Jaiprakash Associates, GMR Infrastructure, and GVK Power & Infrastructure, which fared poorly amid rising interest rates and decision-making delays by India’s government. We eliminated our position in GVK but maintain modest positions in Jaiprakash and GMR. We also cut back on positions in discretionary companies driven by domestic demand. We felt that India’s challenging economy made their relatively high prices hard to justify, and their strong performance in previous quarters limited their upside potential. We eliminated a position in motorcycle maker Bajaj Auto for these reasons. Despite the tough economic environment, we continue to find plenty of world-class companies in India with solid business models and excellent growth prospects. One of our largest purchases over the past year was software maker Infosys, whose risk/reward profile appeared attractive after its shares underperformed. Infosys has been gaining share in the information technology services market, which is seeing strong growth driven by mobile Internet usage and cloud computing, and we believe its shares represented a good buying opportunity to increase our position. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our stock selection was much better in China, where Internet companies Baidu and Sina ranked among the portfolio’s biggest contributors. Baidu, the country’s top online search engine, continued to benefit from online advertising and commerce, both of which are growing rapidly in China. Sina, which owns a Twitter-like microblogging service, has benefited as social media has taken off. China Unicom, the country’s second-largest wireless provider, also rose strongly as growth in mobile computing spurred demand for high-speed wireless Internet. We maintained sizable positions in all three companies at the end of the period.

Talk about a looming economic slowdown in China increased over the past year. Commentators have focused on signs of weakness in China’s high-flying real estate market, a potentially alarming level of nonperforming loans at domestic banks, and other warning bells pointing to a hard economic landing. We continue to closely monitor these developments, but we believe the risk of a hard landing is relatively low. The size of nonperforming loans at Chinese banks is difficult to assess, but we believe the listed banks are sufficiently capitalized to withstand an increase in delinquencies. Over the long run, China is trying to achieve steady and sustainable growth by readjusting the sources of economic activity. Specifically, the central government is focused on boosting domestic consumption, improving the quality of exports, and curbing spending on fixed assets like real estate. Our stock selection continues to reflect policymakers’ long-term goals by favoring companies with strong domestic exposure. We purchased department store operator Parkson Retail Group to gain exposure to rising incomes and discretionary spending among China’s growing middle class and increased positions in financials, including Ping An Insurance and Bank of China.

We remain underweight in the more advanced economies of Taiwan and South Korea, whose export-dependent economies remain highly sensitive to global demand and offer fewer compelling growth opportunities. In Taiwan, we eliminated a position in contract electronics manufacturer Hon Hai Precision Industry due to deteriorating financials and limited growth prospects. However, we maintain exposure to select companies in both markets that stand to profit from a global recovery, such as chipmaker Samsung Electronics, the portfolio’s biggest holding at period-end.

Latin America
Latin America remains the biggest regional overweight and accounts for about one-quarter of the portfolio, with most of the holdings in Brazil and Mexico. Inflation is tame in Mexico, and its fiscal position is solid, but we reduced our exposure to the country partly because its economy is vulnerable to a slowdown in the U.S., its biggest trade partner. We reduced our position in wireless leader America Movil, but it remains a core holding in the portfolio. Conversely, we added to our position in Walmart de Mexico, Latin America’s biggest retailer, which we think will gain share and hold up well in a weak economy. Unfortunately, our stock selection in Mexico hurt returns. Urbi Desarrollos Urbanos SAB (Urbi), which builds low-income housing, was a significant detractor. Its shares tumbled at the end of the period when the company cut its 2011 free cash flow forecast, raising concerns about deteriorating cash flow resulting from investments in housing projects and land acquisitions. Grupo Financiero Banorte (Banorte), a Mexican bank, was another big detractor, and its shares fell in July after it reported quarterly earnings that trailed estimates. We maintained positions in Urbi and Banorte, both of which have solid fundamentals and excellent long-term growth prospects.

Our holdings in Brazil suffered from falling commodity prices. Brazilian state-controlled oil company Petroleo Brasileiro (Petrobras) and miner Vale ranked among the biggest detractors as prices for crude oil and iron ore, respectively, fell amid worries about a renewed global recession. Vale, the world’s biggest iron ore miner, suffered as global iron prices tumbled amid lower demand from China. Itau Unibanco, Brazil’s biggest bank by market value, was another large detractor. Itau shares fell in August to their lowest level in more than two years after it reported weaker-than-expected earnings, raising concerns that monetary tightening was causing delinquent loans to rise. We increased our positions in Petrobras, Vale, and Itau, and all three companies ranked among the portfolio’s top 10 holdings at period-end. Although Brazil’s high interest rates will cause nonperforming loans to rise over the short term, we believe that rising disposable incomes and low unemployment will cause them to soon level off.

Europe, Middle East, and Africa (EMEA)
EMEA stock markets tumbled as the worsening eurozone debt crisis weighed on the region’s trade outlook. Within emerging Europe, we continue to favor Russia and Turkey, where we see the most attractive growth opportunities driven by rising consumer demand. Russia remains the core of our investments in the region and ranked among our biggest overweight countries at the end of the period. Our holdings in Russia are a combination of domestic consumption-driven companies, primarily banks and food retailers, as well as positions in the energy sector that dominates Russia’s economy. We are confident that Russia’s consumer economy will grow strongly over time, but recent performance did not reflect our holdings’ long-term growth potential. Sberbank of Russia, the country’s largest lender, and X5 Retail Group, the country’s largest grocer, were substantial detractors. We took advantage of the declines to increase our positions in both companies, which we believe offer solid long-term growth potential as consumer banking and food retailing, respectively, are underpenetrated industries in Russia. Not all of our Russian holdings performed poorly, however. Novatek, the country’s second-largest natural gas producer, was one of the portfolio’s top contributors for the period. Turkey was one of the worst-performing markets in the emerging world over the past year as investors worried about rising inflation, a growing trade deficit, currency weakness, and instability in neighboring Syria. Our Turkish holdings suffered in this environment, but we continue to maintain a slight overweight to the country primarily through a sizable position in Bim Birlesik Magazalar, a discount supermarket chain.

In the Middle East and Africa region, we continue to underweight South Africa, whose growth outlook appears less attractive than other emerging market countries. However, we have positions in select companies that offer exposure to the country’s metals and mining industry, notably AngloGold Ashanti, the continent’s largest gold producer. We hold a significant position in AngloGold, whose recent efforts to bolster productivity and cut costs are starting to bear fruit in the form of improved cash flow and higher gold production. Although we are underweight to the Middle East and Africa overall, we have a positive view of Qatar, and our position in Qatar National Bank, the country’s biggest lender, was one of the year’s top contributors. Qatar enjoys large trade and government budget surpluses, and its hosting of the 2022 World Cup will provide a significant boost to the economy as it ramps up spending on infrastructure ahead of the event.

OUTLOOK

Emerging markets face numerous near-term risks that have intensified since the summer. These headwinds include the European sovereign debt crisis, weakening global growth, and persistent inflation in some of the bigger markets. Unfortunately, recent events have made it clear that the direction of global financial markets largely rests with governments in the U.S. and Europe, making outcomes hard to predict and risk management especially challenging. Until policymakers can decisively resolve Europe’s debt problems, we believe risk aversion will remain high and stock market performance volatile.

We are encouraged by several long-running trends that bode well for economic growth at the country level. Monetary tightening in Brazil, China, and India over the past year has hurt investor sentiment but gives their central banks ample room to cut interest rates going forward. In Brazil, real wages have been rising, and unemployment has fallen to historically low levels, which should support domestic demand for some time. In China, we believe that the government’s plan to rebalance the sources of economic activity will result in lower, yet more sustainable, growth in the long run. We have a more cautious view for India, where inflation appears to be more entrenched and recent political corruption has been discouraging. However, we continue to find many quality Indian companies with impressive management teams that we believe will outperform over time.

Despite the past year’s disappointing performance, we remain optimistic about long-term prospects in emerging markets. Most important, the middle class continues to expand in size and wealth across the developing world. Disposable incomes are rising among lower- and middle-class households, providing a supportive environment for retailers, banks, and other industries driven by domestic demand. The recent market volatility has allowed us to buy high-quality companies at attractive prices, and we will continue to take advantage of short-term weakness to build positions in companies that meet our growth criteria.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Gonzalo Pángaro
Portfolio manager and chairman of the fund’s Investment Advisory Committee

November 17, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
ARGENTINA 0.9%		
Common Stocks 0.9%		
Tenaris, ADR (USD)	1,581,000	50,292
Total Argentina (Cost $39,310)		50,292
BRAZIL 16.3%		
Common Stocks 12.1%		
Banco do Brasil	1,643,200	24,789
BM&FBovespa	8,740,715	52,184
BR Malls Participacoes	2,561,800	27,829
BRF - Brasil Foods	1,239,028	25,800
Lojas Renner	3,141,130	95,249
Natura Cosmeticos	1,277,000	24,843
PDG Realty	7,339,200	32,360
Petrobras, ADR (1 ADR represents 2 common shares) (USD)	3,048,500	82,340
Petrobras, ADR (1 ADR represents 2 preference shares) (USD)	4,093,700	103,530
Usinas Siderurgicas de Minas	1,775,100	25,486
Vale, ADR (1 ADR represents 1 common share) (USD)	4,132,200	104,999
Vale, ADR (1 ADR represents 1 preference 'A' share) (USD)	3,558,200	83,974
Weg	2,477,400	27,489
		710,872
Preferred Stocks 4.2%		
Banco Bradesco	5,501,677	99,500
Itau Unibanco	7,835,979	149,385
		248,885
Total Brazil (Cost $678,731)		959,757
CHILE 2.8%		
Common Stocks 2.8%		
Antofagasta (GBP)	4,203,040	77,963
Banco Santander Chile, ADR (USD)	496,500	40,554

Common Stocks - China A shares 0.8% (2)		
China Vanke	11,088,237	13,899
Ping An Insurance	2,934,105	17,724
Shenzhen Development Bank (1)	6,162,870	16,269
		47,892
Total China (Cost $909,263)		1,139,090
HONG KONG 2.7%		
Common Stocks 2.7%		
AIA Group	14,859,200	44,818
Kingboard Chemicals	10,420,800	34,962
Kingboard Chemicals, Warrants, 10/31/12 (1)	687,580	97
Li & Fung	27,092,000	52,298
Lifestyle International	9,869,000	26,410
Total Hong Kong (Cost $131,056)		158,585
INDIA 7.8%		
Common Stocks 7.8%		
Adani Power (1)	11,197,138	20,101
BF Investment (1)	39,324	40
Coal India	3,425,479	23,157
Container Corporation of India	1,611,441	31,970
Dr. Reddy's Laboratories	225,175	7,638
Dr. Reddy's Laboratories, ADR (USD)	655,455	21,728
GMR Infrastructure (1)	6,325,590	3,577
Housing Development Finance	5,871,470	82,305
ICICI Bank	3,041,828	57,351
Infosys	1,145,171	67,304
Jaiprakash Associates	22,180,520	34,864
Mundra Port & Special Economic Zone	9,734,512	32,526
Reliance Industries	2,004,974	35,678

PHILIPPINES 1.2%

Common Stocks 1.2%		
Metro Pacific Investments	527,947,500	39,629
SM Investments	2,261,725	29,218
Total Philippines (Cost $64,891)		68,847

QATAR 1.1%

Common Stocks 1.1%		
Qatar National Bank	1,597,285	64,161
Total Qatar (Cost $36,032)		64,161

RUSSIA 7.9%

Common Stocks 7.9%		
CTC Media (USD)	1,376,397	15,842
Gazprom, ADR (USD)	7,025,718	81,408
Magnit, GDR (USD)	2,586,790	64,984
Magnitogorsk Iron & Steel Works, GDR (USD)	2,310,300	14,188
Novatek, GDR (USD)	407,929	56,796
Rosneft, GDR (USD)	7,714,587	54,496
Sberbank of Russia (USD)	2	—
Sberbank of Russia, ADR (USD) (1)	8,670,267	93,341
Uralkali, GDR (USD)	914,803	39,365
X5 Retail Group, GDR (USD) (1)	1,606,555	47,988
Total Russia (Cost $389,387)		468,408

SOUTH AFRICA 3.6%

Common Stocks 3.6%		
AngloGold Ashanti	1,993,582	90,098
Shoprite Holdings	2,069,863	30,174
Standard Bank Group	675,625	8,299
Truworths International	6,612,627	66,485

Woolworths Holdings	3,023,957	15,325
Total South Africa (Cost $174,766)		210,381
SOUTH KOREA 12.5%		
Common Stocks 12.5%		
Amorepacific	32,166	36,430
Hana Financial Group	506,220	17,886
Hyundai	139,314	28,259
Hyundai Glovis	122,914	23,071
Hyundai Mobis	355,428	102,554
LG	514,568	29,861
LG Household & Health Care	274,359	123,798
NHN (1)	140,532	29,339
Posco	50,566	17,536
Samsung Electronics	280,284	243,129
Samsung Engineering	22,480	4,590
Samsung Fire & Marine	210,089	44,474
Shinhan Financial Group	933,673	36,620
Total South Korea (Cost $438,739)		737,547
SWITZERLAND 0.8%		
Common Stocks 0.8%		
Richemont, ADR (ZAR)	8,526,653	48,706
Total Switzerland (Cost $36,550)		48,706
TAIWAN 4.3%		
Common Stocks 4.3%		
Far Eastern New Century	22,562,240	26,308
Far Eastone Telecomm	3,959,000	6,505
FoxConn Technology	12,550,511	43,845
Siliconware Precision Industries	37,206,000	37,936

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,464,595)	$ 5,919,096
Receivable for investment securities sold	15,048
Receivable for shares sold	10,816
Foreign currency (cost $9,692)	9,822
Dividends receivable	6,455
Cash	50
Other assets	35,298
Total assets	5,996,585
Liabilities	
Payable for investment securities purchased	57,854
Investment management fees payable	4,779
Payable for shares redeemed	2,792
Due to affiliates	764
Other liabilities	35,567
Total liabilities	101,756
NET ASSETS	$ 5,894,829
Net Assets Consist of:	
Undistributed net investment income	$ 21,364
Accumulated undistributed net realized loss	(1,110,763)
Net unrealized gain	1,454,448
Paid-in capital applicable to 190,301,541 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	5,529,780
NET ASSETS	$ 5,894,829
NET ASSET VALUE PER SHARE	$ 30.98

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/11	10/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 35,743	$ 16,898
Net realized gain	87,741	14,230
Change in net unrealized gain (loss)	(628,950)	1,003,922
Increase (decrease) in net assets from operations	(505,466)	1,035,050
Distributions to shareholders		
Net investment income	(15,464)	(23,297)
Net realized gain	(52,573)	–
Decrease in net assets from distributions	(68,037)	(23,297)
Capital share transactions*		
Shares sold	2,312,792	1,326,438
Distributions reinvested	63,568	21,127
Shares redeemed	(1,166,641)	(1,393,407)
Redemption fees received	869	647
Increase (decrease) in net assets from capital share transactions	1,210,588	(45,195)
Net Assets		
Increase during period	637,085	966,558
Beginning of period	5,257,744	4,291,186
End of period	**$ 5,894,829**	**$ 5,257,744**
Undistributed net investment income	21,364	15,935
*Share information		
Shares sold	70,714	42,874
Distributions reinvested	1,849	708
Shares redeemed	(34,667)	(46,611)
Increase (decrease) in shares outstanding	37,896	(3,029)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2011, approximately 94% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A shares During the year ended October 31, 2011, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through a wholly owned subsidiary of T. Rowe Price Group, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,141,005,000 and $1,007,131,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to nondeductible tax expenses. Reclassifications between income and gain relate primarily to the character of net currency losses and the character of income on passive foreign investment companies. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010, totaled $68,037,000 and $23,297,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2011, the fund utilized $91,152,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2011, expire as follows: $993,443,000 in fiscal 2017 and $5,206,000 in fiscal 2018. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period of time but must be used before capital loss carryforwards with expiration dates. Accordingly, it is possible that a substantial portion of the fund’s current capital loss carryforwards could expire unused.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2011, expenses incurred pursuant to these service agreements were $186,000 for Price Associates; $1,769,000 for T. Rowe Price Services, Inc.; and $338,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2011, the fund was charged $123,000 for shareholder servicing costs related to the college savings plans, of which $102,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2011, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2011, the fund was allocated $216,000 of Spectrum Funds’ expenses and $3,184,000 of Retirement Funds’ expenses. Of these amounts, $1,968,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2011, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds and 41% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 92,776 shares of the fund, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Emerging Markets Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $51,769,000 from short-term capital gains.

For taxable non-corporate shareholders, $31,875,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,080,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $31,875,000 and foreign taxes paid of $10,179,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Haider Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International;
Executive Vice President	formerly Head of Global Emerging Markets
Research, Pictet Asset Management Ltd. (to
2011); and Portfolio Manager of Africa and
Middle East portfolios and other emerging mar-
kets strategies, Pictet Asset Management Ltd.
(to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe
Price (to 2006)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Jessie Q. Ding (1981)	Employee, T. Rowe Price; formerly Associate,
Vice President	TPG Capital (to 2008); Investment Banking
Analyst, Morgan Stanley (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.;
Vice President	formerly Equity Research Analyst, MTB
Investment Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities, and Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, HBK Capital Management (to
2008); student, Stanford Graduate School of
Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Employee, T. Rowe Price; formerly Equity
Vice President	Research Analyst, Samsung Securities (to
2008); student, Columbia Business School

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008); Associate-
Senior Systems Analyst, Goldman Sachs
International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Deputy
Director, Space Industry Office, Manufacturing
Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., and
T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Credit
Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University
of Chicago Graduate School of Business
(to 2008); Strategy Consultant, Capgemini
(to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011